UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

AUGUST 31, 2013

To Our Shareholders,

Archer Balanced Fund (ARCHX)
The Archer Balanced fund had a total return of 7.85% for the Year ended August 31, 2013 and 2.28% since inception (September 27, 2005) compared to a total return of 12.66% and 6.48% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

The Fund’s annual performance has been consistent throughout its tenure.  The managers of the Fund, having stayed consistent with long-term value positions in equities, believe the conservative positions of this fund are appropriate for this style of fund.  The managers continue to reinforce their positions by managing stocks in long-term value and high quality short-term duration securities.  We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  Once again, another factor that adversely impacted the relative performance of the fund was that the benchmark also contains a large weighting of long-term U.S. Treasuries which performed well during the period.  Even with interest rates remaining near historic lows, price insensitive buyers flocked to the perceived relative safety of U.S. debt obligations driven by growing fear in the markets of other nations.  We continue to believe that the United States will be forced to address its own debt problems which will add additional upward pressure on interest rates. We are currently seeing this very scenario play out in Washington with “Debt Ceiling” talks and a government shutdown.  We are comfortable avoiding the Treasury bandwagon and believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  We do not believe that fear and hope are credible long-term investment strategies.

With the year-ending August 31, 2013, we have seen a slow rise in interest rates and believe the ongoing theme will be higher rates for the foreseeable future.  The long-term value positions in high-quality short-term debt and value stocks suffered vs. growth and long-term Treasuries in September thru November of 2012.  We still consider this method of investing to be prudent.  The market does correct as it continues to rise and having value stocks should guard against any significant downturn in the market.

With this being said, our management team feels it is important to keep a portfolio of stocks and bonds that we feel will weather a downturn instead of chasing any upside.  According to Morningstar, our Beta vs. the Best-Fit Index of Lifetime Moderate 2035, is .69 for a three year time period.  This reduced risk should help us outperform for the next downturn in equities.

Equity Portfolio

Similar to prior year, we have continued to see the market perform well and corporate profits and cash flows have continued to increase.  Again, the latest four quarters has produced by some accounts one of the healthiest earnings Wall Street has ever seen.

•

We believe the Technology, Consumer Defensive, and Industrials will provide for a solid offense while enabling us to play defense if the market turns adversarial.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Industrials, Technology, Consumer Defensives, and Basic Materials.

Fixed-Income Portfolio

We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  With the end of Quantitative Easing on the horizon, the fight over the Debt Ceiling and the level of debt our Country faces, we believe staying invested in high-quality, short-term instruments remains our focus.  Interest rates will rise at some point.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is; be long-term in nature.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2013 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)
The Archer Stock Fund posted a gain of 16.69% for the year ended August 31, 2013 and 5.67% since inception of March 11, 2011.  This compared to a gain of 18.70% for the S&P 500 Index and 12.20% since inception.

Performance Review

The Fund opened in March of 2011 and thus did not get the benefit of the upward market trend in the first two months of 2011.  However, we feel extremely comfortable with our positions and relative performance to the benchmarks.  The Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  We are comfortable with the equity positions as of 8/31/2013.  As of August 31, 2013 we have selected 50 equity positions we believe will outpace the S&P 500 index.  This in turn will ultimately reduce our turnover of the portfolio as we plan to hold these positions until they reach beyond their Fair Market Values.   We are overweight in Technology, Industrials, Energy, Financial Services, and Consumer Defensive stocks and related industries.  We continue to seek out positions with strong balance sheets who may have upward revised estimates and/or strong relative performance and will outperform the indices over the long-term.

Archer Income Fund (ARINX)
The Archer Income Fund had a loss of -3.15% for the year ended August 31, 2013 and 2.72% from the date of inception on March 11, 2011 compared to a loss of -2.46% and 3.80% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and -.13% and 4.66% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Numerous U.S. economic indicators weakened against the backdrop of political gridlock in Washington, concern over heavily indebted European peripheral countries, the effects of the looming slowing of  “quantitative easing” (QE) and the showdown surrounding the Debt Ceiling fight taking place in Washington.  Fund performance relative to the Aggregate Index suffered due to our overweight position in corporate debt.  We have thought for some time that interest rates would ultimately rise with the backdrop of Washington Politics, end to “QE3”, and the sequestration which began in 2013.  We expect rates to continue to rise as they have been artificially lowered by government intervention for several years.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the outflow as many others competitors as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a loss.  In fact, with yields rising, we continue to look to additional holdings and are buyers of shorter-term duration debt with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets as well as those markets which will protect against a declining U.S. Dollar and rising interest rates. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Troy C. Patton, CPA/ABV

Archer Balanced Fund

Performance Illustration

August 31, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2013
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	7.85%	12.66%
3 Year	7.38%	12.74%
Since Inception	2.28%	6.48%
Value	$ 11,957	$ 16,459

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income Fund

Performance Illustration

August 31, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2013
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclay’s Intermediate Credit Index
1 Year	-3.15%	-2.46%	-0.13%
Since Inception	2.72%	3.80%	4.66%
Value	$ 10,687	$ 10,967	$ 11,194

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Stock Fund

Performance Illustration

August 31, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2013
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	16.69%	18.70%	23.64%
Since Inception	5.67%	12.20%	11.06%
Value	$ 11,463	$ 13,298	$ 12,968

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Balanced Fund

Graphical Illustration

August 31, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Income Fund

Graphical Illustration

August 31, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Archer Stock Fund

Graphical Illustration

August 31, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Financial Services
14.98%
Healthcare
11.62%
Industrials
18.01%
Short Term Investment
1.73%
Technology
20.08%
Basic Materials
3.88%
Communication
Services
1.85%
Consumer Cyclical
7.59%
Consumer Defensive
10.34%
Energy
9.92%

	Archer Balanced Fund
	Schedule of Investments
	August 31, 2013

Shares/Principal		Fair Value

COMMON STOCK - 69.09%

Agriculture Chemicals - 1.86%
1,600	CF Industries Holdings, Inc.	$ 304,544

Air Courier Services - 2.62%
4,000	FedEx Corp.	429,440

Aircraft - 5.59%
4,000	Boeing Co.	415,680
5,000	United Technologies Corp.	500,500
		916,180
Beverages - 3.52%
3,500	PepsiCo, Inc.	279,055
7,800	The Coca-Cola Co.	297,804
		576,859
Bituminous Coal & Lignite Surface Mining - 1.48%
14,100	Peabody Energy Corp.	242,520

Cable & Other Pay Television Services - 2.60%
7,000	Walt Disney Co.	425,810

Computer & Office Equipment - 1.89%
1,700	International Business Machines Corp.	309,859

Computer Peripheral Equipment - 2.13%
35,000	Xerox Corp.	349,300

Construction Machinery & Equipment - 1.76%
3,500	Caterpillar Inc.	288,890

Electric & Other Services Combined - 1.12%
2,800	Duke Energy Corp.	183,680

Electric Services - 0.79%
4,000	Public Service Enterprises Group, Inc.	129,680

Electronic Computers - 2.08%
700	Apple, Inc.	341,051

Financial Services - 1.97%
4,500	American Express Co.	323,595

Food -Retail - 1.52%
3,800	Nestle S.A. ADR	248,710

Gold & Silver Ores - 1.37%
11,700	Barrick Gold Corp.	224,055

Hospital & Medical Service Plans - 0.52%
1,000	WellPoint Inc.	85,140

Heavy Construction Other Than Building Construction - Contractors - 1.55%
4,000	Fluor Corp.	253,720

National Commercial Banks - 5.30%
7,500	JPMorgan Chase & Co.	378,975
9,000	US Bancorp.	325,170
4,000	Wells Fargo & Co.	164,320
		868,465
Natural Gas Transmission - 2.31%
10,000	Kinder Morgan, Inc.	379,300

Oil & Gas Filed Machinery & Equipment - 1.81%
4,000	National Oilwell Varco, Inc.	297,200

Pharmaceutical Preparations - 4.75%
1,700	Celgene Corp. *	237,966
3,000	Johnson & Johnson, Inc.	259,230
10,000	Pfizer, Inc.	282,100
		779,296
Petroleum Refining - 1.34%
3,400	Royal Dutch Shell Plc. ADR	219,606

Railroads, Line-Haul Operating - 1.41%
1,500	Union Pacific Corp.	230,310

Retail - Drug Stores - 2.83%
8,000	CVS Caremark Corp.	464,400

Retail - Eating Places - 3.56%
2,600	McDonald's Corp.	245,336
4,800	Starbucks Corp.	338,496
		583,832
Search, Detection, Navigation, Guidance - 1.84%
4,000	Raytheon Co.	301,640

Semiconductors & Related Devices - 1.88%
14,000	Intel Corp.	307,720

Services - Computer Programming & Data - 2.33%
450	Google, Inc. Class A *	381,105

Services - General Medical & Surgical Hospitals, NEC - 1.63%
7,000	HCA Holdings, Inc.	267,330

Services - Prepackaged Software - 1.83%
9,000	Microsoft Corp.	300,600

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.90%
4,000	Procter & Gamble Co.	311,560

TOTAL FOR COMMON STOCK (Cost $10,121,041) - 69.09%		11,325,397

CLOSED-END FUND - 0.52%
5,000	Western Asset Emerging Markets Debt Fund, Inc.	84,650
TOTAL FOR CLOSED-END FUND (Cost $108,274) - 0.52%		84,650

CORPORATE BONDS - 8.62%

Banks & Financial Institutions - 0.29%
50,000	Societe Generale, 1.4162%, 4/22/20 **	48,340

Bituminous Coal & Lignite Surface Mining - 0.31%
50,000	Peabody Energy Corp., 7.875%, 11/1/26	50,750

Cement, Hydraulic - 0.61%
100,000	CRH America, Inc., 5.30%, 10/15/13	100,522

Computer & Office Equipment - 0.47%
75,000	Hewlett-Packard Co., 4.75%, 6/2/14	77,034

Distribution/Wholesale - 0.31%
50,000	Tech Data Corp., 3.75%, 09/21/17	50,792

Diversified Banking Institution - 0.62%
100,000	Ally Financial, Inc., 6.70%, 6/15/18	101,100

Electric Services - 0.32%
50,000	Appalachian Power Co., 4.95%, 2/1/15	52,552

Finance Services - 0.64%
100,000	Block Financial Corp., 5.125%, 10/30/14	104,470

Integrated Oils - 0.90%
150,000	Murphy Oil Corp., 4.00%, 06/01/22	146,913

Miscellaneous Business Credit Institution - 0.60%
100,000	Ford Motor Credit Co. LLC., 1.5141%, 11/20/18 **	98,487

Property & Casualty Insurance - 0.96%
140,000	Zurich Reinsurance Centre Holdings, Inc., 7.125%, 10/15/23	157,570

Retail - Grocery Stores - 0.32%
50,000	Safeway, Inc., 4.75%, 12/1/21	51,862

Retail - Lumber & Other Building Material Dealers - 0.46%
75,000	Home Depot, Inc., 5.25%, 12/16/13	76,007

Security Broker Dealers - 0.31%
50,000	Morgan Stanley & Co., 3.00%, 08/31/15 **	50,496

Software & Services - 0.60%
100,000	BMC Software, Inc., 4.50%, 12/01/22	98,000

Sugar & Confectionery Products - 0.64%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	105,738

Telephone Communications (No Radio Telephone) - 0.26%
2,000	QWest Corp., 6.125%, 6/1/53	42,140

TOTAL FOR CORPORATE BONDS (Cost $1,410,637) - 8.62%		1,412,773

EXCHANGE TRADED FUNDS - 4.91%
1,000	iShares Barclays 20+ Year Treas Bond Fund	105,990
1,000	iShares Barclays Intermediate Credit Bond Fund	107,200
2,000	iShares Floating Rate Bond Fund	101,320
900	iShares JPMorgan USD Emerging Markets Bond Fund	95,544
6,600	JPMorgan Alerian MLP Index ETN	295,284
4,000	PowerShares Senior Loan Port Fund	98,880
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $792,399) - 4.91%		804,218

MUNICIPAL BONDS - 7.74%
40,000	Akron, OH Economic Dev., 5.50%, 12/1/15	42,006
25,000	Belding, MI Area Schools, 6.15%, 05/01/2024	26,080
75,000	Bridgeview, IL Stadium & Redev. Projs., 4.76%, 12/1/13	75,781
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	36,610
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/1/20 (a)	103,028
70,000	Gary, IN Community School Bldg., 7.50%, 02/01/29	75,298
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	92,223
30,000	Illinois St., 5.877%, 3/1/19	32,201
55,000	Illinois St. Build America Bonds, 4.85%, 7/1/15	57,901
50,000	Kalamazoo, MI Bldg Auth, 5.40%, 10/1/25	51,078
25,000	Katy Texas Schools, 5.999%, 02/15/2030	27,804
100,000	Kern Cnty, CA Pension Oblg., 0.00%, 8/15/19	70,472
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/2030	55,668
50,000	Reeves Cnty, TX Cops, 5.00%, 12/1/16	51,686
60,000	Reeves Cnty, TX Cops, 6.375%, 12/1/21 (a)	57,455
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 01/15/24	41,786
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/1/21	64,173
25,000	Sangamon Cnty, IL School District, 4.00%, 02/01/15	26,105
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/01/2029	27,307
25,000	Sedona, AZ Wastewater, 0.00%, 07/01/2021	18,019
192,000	Tobacco Settlement Auth Iowa, 6.50%, 6/1/23	178,118
60,000	University Enterprises Inc. CA, 5.25%, 10/1/20 (a)	57,541
TOTAL FOR MUNICIPAL BONDS (Cost $1,320,183) - 7.74%		1,268,340

SENIOR NOTE - 0.30%

Cellular Telecommunications - 0.30%
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	49,060
TOTAL FOR SENIOR NOTE (Cost $49,920) - 0.30%		49,060

STRUCTURED NOTES - 3.34%
93,000	Citigroup, Inc., 3.00%, 12/23/19 (a)	97,250
50,000	Morgan Stanley, 3.00%, 11/9/19 **	52,063
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14	254,971
100,000	Suntrust Bank, Atlanta, GA, 0.00%, 3/27/14	142,587
TOTAL FOR STRUCTURED NOTES (Cost $451,181) - 3.34%		546,871

REAL ESTATE INVESTMENT TRUSTS - 3.12%
10,000	Duke Realty Corp.	145,900
500	PS Business Parks Inc. Series T, PFD 6.00%	10,775
2,000	Public Storage	305,340
2,000	Public Storage Series P, PFD 6.50%	49,593
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $521,265) - 3.12%		511,608

PREFERRED SECURITIES - 0.67%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	65,520
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	44,160
TOTAL FOR PREFERRED SECURITIES (Cost $124,310) - 0.67%		109,680

SHORT TERM INVESTMENTS - 1.62%
266,127	Fidelity Institutional Money Market Portfolio 0.10% ** (Cost $266,127)	266,127

TOTAL INVESTMENTS (Cost $15,165,337) - 99.93%		16,378,724

OTHER ASSETS LESS LIABILITIES - 0.07%		12,042

NET ASSETS - 100.00%		$ 16,390,766

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	Archer Income Fund
	Schedule of Investments
	August 31, 2013

Shares/Principal		Fair Value

CLOSED-END FUND - DEBT - 0.53%
2,000	Western Asset Emerging Market Debt Fund, Inc.	$ 33,860
TOTAL FOR CLOSED-END FUND (Cost $40,462) - 0.53%		33,860

CORPORATE BONDS - 37.72%

Aerospace/Defense - Major Diversified - 1.17%
75,000	Exelis, Inc. 5.55%, 10/01/21	74,522

Banks & Financial Institutions - 0.76%
50,000	Societe Generale, 1.4162%, 4/22/20 (France) **	48,340

Beverages - Non-Alcoholic - 0.83%
50,000	Cott Beverages, Inc., 8.375%, 11/15/17	52,872

Bituminous Coal & Lignite Surface Mining - 0.80%
50,000	Peabody Energy Corp., 7.875%, 11/1/26	50,750

Brewery - 1.62%
250,000	Ambev Intl. Finance Co., 9.50%, 7/24/17 (Cayman Islands) (a) **	103,052

Commercial Banks - Western US - 0.79%
50,000	Zions Bancorp, 5.50%, 5/10/16	50,125

Commercial Service - Finance - 1.02%
800,000	GE Capital Corp., 8.87%, 06/02/18	64,576

Computer & Office Equipment - 2.34%
100,000	Hewlett-Packard, 4.375%, 09/15/21	97,643
50,000	Lexmark, Int'l, Inc., 5.125%, 03/15/20	50,725
		148,368
Consumer Products - 0.85%
50,000	Avon Products, Inc., 5.75%, 03/01/18	54,099

Distribution/Wholesale - 2.38%
100,000	Ingram Micro, Inc., 5.00%, 08/10/22	100,631
50,000	Tech Data Corp., 3.75%, 09/21/17	50,792
		151,423
Diversified Banking Institution - 2.45%
66,000	Ally Financial, Inc., 6.70%, 6/15/18	66,726
100,000	Bank of America Corp., 6.75%, 9/9/13 (a)	89,050
		155,776
Diversified Financial Services - 1.42%
100,000	GE Capital Australia, 6.75%, 2/18/14 (Australia) (a)	90,450

Electric & Other Services Combined - 0.91%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	57,600

Enterprise Software/Services - 1.53%
100,000	BMC Software, Inc., 4.25%, 02/15/22	97,196

Finance Services - 0.79%
50,000	Morgan Stanley, 4.90%, 2/23/17	49,997

Guided Missiles & Space Vehicles & Parts - 0.84%
50,000	Alliant Techsystems, Inc., 6.875%, 9/15/20	53,375

Medical - Generic Drugs - 1.38%
75,000	Watson Pharmaceuticals, Inc. 6.125%, 8/15/19	87,697

Metal Mining - 1.46%
100,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/21	92,794

Miscellaneous Business Credit Institution - 1.59%
50,000	Ford Credit Canada Ltd., 7.50%, 8/18/15 (Canada)	51,650
50,000	Ford Motor Credit Co. LLC., 1.5141%, 11/20/18 **	49,244
		100,894
Multimedia - 0.84%
50,000	Time Warner Inc., 4.75%, 3/29/21	53,130

Oil Company - Exploration & Production - 2.62%
100,000	Southwestern Energy Co., 7.125%, 10/10/17	113,291
50,000	Whiting Petroleum Corp., 6.50%, 10/01/18	53,312
		166,603
Property & Casualty Insurance - 0.91%
50,000	Berkshire Hathaway, Inc., 7.125%, 10/15/23	57,695

Retail - Department Stores - 0.60%
35,000	Dillards, Inc., 7.75%, 7/15/26	37,975

Retail - Discretionary - 1.54%
100,000	Staples, Inc., 4.375%, 1/12/23	97,700

Security Broker Dealers - 0.79%
50,000	Morgan Stanley & Co., 3.00%, 08/31/15 **	50,496

State Commercial Banks - 0.79%
50,000	United Comm BK Blairsvll, GA, 6.00%, 8/13/18 (a)	50,250

Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 1.21%
75,000	Arcelormittal, 3.75%, 3/1/16	76,875

Supranational Bank - 0.77%
650,000	International Bank Recon & Dev., 6.50%, 9/11/13	48,600

Telephone Communications (No Radio Telephone) - 1.76%
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	59,383
2,500	QWest Corp., 6.125%, 6/1/53	52,675
		112,058
Television Broadcasting Stations - 0.96%
54,000	CBS Broadcasting, Inc. 7.125%, 11/01/23	61,240

TOTAL FOR CORPORATE BONDS (Cost $2,472,175) - 37.72%		2,396,528

EXCHANGE TRADED FUNDS - 12.79%
500	iShares Barclays 20+ Year Treas Bond	52,995
800	iShares Barclays Intermediate Credit Bond	85,760
500	iShares Barclays MBS Bond	52,125
2,000	iShares Floating Rate Bond	101,320
1,000	iShares iBoxx $ Invest Grade Corp Bond	113,050
500	iShares JPMorgan USD Emerg Markets Bond	53,080
3,000	PowerShares Build America Bond	81,780
6,000	PowerShares Preferred	82,560
2,000	PowerShares Senior Loan Port	49,440
1,200	SPDR Barclays Capital Long Term Treasury	74,547
800	Vanguard Intermediate-Term Corp. Bond Idx ETF	65,968
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $818,092) - 12.79%		812,625

MUNICIPAL BONDS - 31.08%
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	27,177
35,000	Caddo County OK Gov't Bldg., 5.858%, 9/01/25	35,308
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/1/20 (a)	51,514
60,000	City of Akron OH, 5.50%, 12/01/15	63,008
25,000	City of Auburndale FL, 4.30%, 12/01/26 (a)	24,700
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/1/26	32,483
50,000	Commonwealth of Puerto Rico, 5.50%, 7/01/14	51,091
50,000	County of Clark NV, 6.36%, 11/1/24	55,780
50,000	County of Reeves TX, 5.00%, 12/1/16	51,686
25,000	County of Reeves TX, 6.75%, 12/01/19	25,547
40,000	County of Reeves TX, 6.375%, 12/21/21 (a)	38,304
50,000	Dickinson County MI, 4.80%, 11/01/18	51,712
100,000	Erie County NY Tobacco Asset Corp, 6.00%, 6/1/28	91,226
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	36,500
40,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	42,834
25,000	Fresno County, CA Pension, Series A, 4.928%, 8/15/19	25,434
50,000	Georgia Local Government, 4.75%, 6/1/28	46,578
50,000	Hoboken NJ Services, 5.33%, 2/01/18	49,591
65,000	Hudson County, NJ 6.89%, 03/01/26	68,086
50,000	Illinois St. Build America Bonds, 4.85%, 7/1/15	52,638
88,000	Iowa Tobacco Settlement Authority, 6.50%, 6/1/23	81,638
50,000	Macomb, MI Interceptor Drain Dist Build America Bonds, Series A, 4.95%, 5/1/25	50,711
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	26,032
25,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/1/19	28,953
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	81,854
20,000	North Vernon, IN 5.125%, 2/01/24	19,698
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	26,857
75,000	Public Finance Authority, WI 5.75%, 6/1/23 (a)	74,281
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/1/21	27,503
50,000	State of Illinois, 5.665%, 3/1/18	53,360
70,000	State of Illinois, 5.877%, 3/1/19	75,135
50,000	State of Illinois, 6.200%, 7/01/21	53,833
75,000	State of Illinois, 4.95%, 6/1/23	73,549
120,000	TSACS Inc., NY 4.75%, 6/1/22	110,363
100,000	University of Central Florida, 5.125, 10/01/20 (a)	96,350
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/1/29	37,597
25,000	Village of Bridgeview IL, 4.76%, 12/01/13	25,260
75,000	Westfield County IN Option Income Tax Revenue 3.50%, 11/01/16	75,199
35,000	Worcester County, MD 2.50%, 12/01/18	35,603
TOTAL FOR MUNICIPAL BONDS (Cost $2,038,006) - 31.08%		1,974,973

PREFERRED SECURITIES - 3.86%
2,000	Citigroup, Inc., PFD 5.80%, 12/31/49 Series C	44,000
50,000	Edison International, PFD 6.25%, 8/01/49 Series E **	52,568
2,500	First Republic Bank, PFD 6.70%, 12/31/49	61,175
3,000	PNC Financial Services Group, Inc., 5.375%, 12/31/49	65,520
1,000	Wells Fargo & Co., PFD 5.25%, 12/31/49 Series P	22,080
TOTAL FOR PREFERRED SECURITIES (Cost $258,660) - 3.86%		245,343

REAL ESTATE INVESTMENT TRUSTS - 4.64%

REITS - Diversified - 4.64%
2,500	Digital Realty Trust, PFD 6.625%, Series F	56,975
5,500	Duke Realty Corp., PFD 6.50%, Series K	129,748
3,000	Public Storage, PFD 5.20%, 12/31/49	61,410
2,000	Regency Centers Corp., PFD 6.625%, 12/03/49, Series 6	46,800
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $320,790) - 4.64%		294,933

SENIOR NOTE - 1.54%

Cellular Telecommunications - 1.54%
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	98,120
TOTAL FOR SENIOR NOTE (Cost $99,840) - 1.54%		98,120

STRUCTURED NOTES - 3.57%

Diversified Banking Institution - 3.57%
75,000	Goldman Sachs Group, Inc., 10.00%, 9/5/28 **	73,500
100,000	Morgan Stanley, 3.00%, 8/30/15 **	101,120
50,000	Morgan Stanley & Co., 3.00%, 11/9/19 **	52,062
TOTAL FOR STRUCTURED NOTES (Cost $225,770) - 3.57%		226,682

SHORT TERM INVESTMENTS - 4.37%
277,722	Fidelity Institutional Money Market 0.10% ** (Cost $277,722)	277,722

TOTAL INVESTMENTS (Cost $6,551,517) - 100.10%		6,360,786

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%		(6,400)

NET ASSETS - 100.00%		$ 6,354,386

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

	Archer Stock Fund
	Schedule of Investments
	August 31, 2013

Shares/Principal		Fair Value

COMMON STOCK - 97.93%

Accident & Health Insurance - 1.79%
2,000	Reinsurance Group of America, Inc.	$ 129,620

Agriculture Chemicals - 3.86%
750	CF Industries Holdings	142,755
1,400	Monsanto Co.	137,046
		279,801
Air Courier Services - 1.90%
13,000	Air T, Inc.	137,280

Asset Management - 3.82%
2,000	Cognizant Technology Solutions Corp. *	146,600
500	Blackrock, Inc.	130,160
		276,760
Biological Products (No Diagnostic Substances) - 2.11%
1,400	Amgen, Inc.	152,516

Business Services - 1.93%
800	Visa, Inc. Class A	139,536

Commercial Banks, NEC - 1.99%
25,000	Banco Santander (Brasil) S.A.	144,250

Communication Services, NEC - 1.85%
2,300	DIRECTV, Inc. *	133,814

Computer Peripheral Equipment - 2.07%
15,000	Xerox Corp	149,700

Computer Storage Devices - 2.10%
5,900	EMC Corp.	152,102

Farm Products - 2.09%
2,000	Bunge Ltd.	151,560

Industrial Trucks Tractors Trailers & Stackers - 1.96%
4,900	Terex Corp.	142,100

Life Insurance - 1.91%
3,000	MetLife, Inc.	138,570

Measuring & Controlling Devices - 1.96%
1,600	Thermo Fisher Scientific, Inc.	142,128

Mining Machinery & Equipment (No Oil & Gas Field) - 1.97%
2,900	Joy Global, Inc.	142,448

Miscellaneous Manufacturing Industries - 2.06%
7,900	International Game Technology	149,231

Motor Vehicle Parts & Accessories - 1.96%
6,300	Gentex Corp.	141,939

Motor Vehicle & Passenger Car Bodies - 2.08%
4,400	Navistar International Corp. *	150,788

National Commercial Banks - 1.74%
2,500	JP Morgan Chase & Co.	126,325

Oil & Gas Equipment & Services - 1.99%
3,000	Halliburton Co.	144,000

Oil & Gas Filed Machinery & Equipment - 2.15%
2,100	National Oilwell Varco, Inc.	156,030

Oil & Gas Field Services - 3.83%
1,800	Oceaneering International, Inc.	139,644
1,700	Schlumberger Ltd. N.V.	137,598
		277,242
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.35%
5,120	Exactech, Inc. *	97,485

Personal Computers - 2.02%
300	Apple, Inc.	146,165

Personal Credit Institutions - 1.63%
2,500	Discover Financial Services	118,125

Petroleum Refining - 1.92%
4,100	Suncor Energy, Inc.	138,867

Pharmaceutical Preparations - 3.97%
2,200	Roche Holding, Ltd. ADR	136,972
900	Novo Nordisk ADR	150,246
		287,218
Public Building & Related Furniture - 2.35%
2,500	BE Aerospace, Inc. *	170,475

Radio & TV Broadcasting & Communications - 3.90%
2,300	Qualcomm, Inc.	152,444
7,500	Orbital Sciences Corp. *	130,200
		282,644
Railroad Equipment - 2.15%
4,400	American Railcar Industries, Inc.	155,628

Railroads, Line-Haul Operating - 1.89%
1,900	Norfolk Southern Corp.	137,104

Retail-Grocery Stores - 2.02%
3,800	Natural Grocers by Vitamin Cottage, Inc. *	146,490

Retail - Miscellaneous Shopping Goods Store - 2.14%
2,800	First Cash Financial Services, Inc. *	154,756

Retail - Variety Stores - 1.96%
2,700	Dollar Tree, Inc. *	142,290

Services - Advertising - 1.99%
6,800	ValueClick, Inc. *	143,888

Services - Auto Rental & Leasing (No Drivers) - 1.84%
2,400	Ryder System, Inc.	133,464

Services - Business Services, NEC - 1.66%
2,400	eBay, Inc. *	119,976

Services - Computer Programming - 3.68%
3,600	Synaptics, Inc. *	139,176
150	Google, Inc. Class A *	127,035
		266,211
Services - Educational Services - 2.14%
4,500	Grand Canyon Education, Inc. *	155,295

Services - Medical Laboratories - 2.20%
5,500	Bio-Reference Laboratories Inc. *	159,115

Services - Prepackaged Software - 1.98%
4,500	Oracle Corp.	143,370

Textile - Apparel Clothing - 1.89%
2,300	Hanes Brands, Inc.	136,804

Wholesale - Drugs Proprietaries & Druggist - 2.08%
1,800	Nu Skin Enterprises, Inc., Class A	150,678

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 2.05%
2,900	Enersys, Inc.	148,712

TOTAL FOR COMMON STOCK (Cost $6,278,793) - 97.93%		7,092,500

SHORT-TERM INVESTMENTS - 1.71%
124,263	Fidelity Institutional Money Market Portfolio 0.10%** (Cost $124,263)	124,263

TOTAL INVESTMENTS (Cost $6,403,056) - 99.64%		7,216,763

OTHER ASSETS LESS LIABILITIES - 0.36%		26,010

NET ASSETS - 100.00%		$ 7,242,773

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2013.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

The Archer Funds
Statement of Assets and Liabilities
August 31, 2013

Assets:	Balanced Fund	Income Fund	Stock Fund
Investments in Securities, at Value (Cost $15,165,337,	$ 16,378,724	$ 6,360,786	$ 7,216,763
$6,551,517, and $6,403,056, respectively)
Cash	30,634	-	-
Receivables
Subscriptions	3,200	2,500	2,500
Investments Sold	-	-	289,181
From Advisor	10,825	3,158	570
Interest	33,508	66,853	10
Dividend	32,423	2,567	8,925
Prepaid Expenses	16,339	6,040	6,169
Total Assets	16,505,653	6,441,904	7,524,118
Liabilities:
Payables:
Investments Purchased	85,409	73,875	266,877
Due to Administrator	7,029	2,525	3,102
Due to Trustees	1,141	588	503
Accrued Expenses	21,308	10,530	10,863
Total Liabilities	114,887	87,518	281,345
Net Assets	$ 16,390,766	$ 6,354,386	$ 7,242,773

Net Assets Consist of:
Paid In Capital	$ 16,613,106	$ 6,678,791	$ 6,416,548
Accumulated Undistributed Net Investment Income (Loss)	129,881	31,471	-
Accumulated Net Realized Gain (Loss) on Investments	(1,565,608)	(165,145)	12,518
Net Unrealized Appreciation (Depreciation) in Value of Investments	1,213,387	(190,731)	813,707
Net Assets (unlimited shares authorized; 1,729,580, 328,598, and 210,613 shares outstanding, respectively)
	$ 16,390,766	$ 6,354,386	$ 7,242,773
Net Asset Value and Offering Price Per Share	$ 9.48	$ 19.34	$ 34.39

Redemption Price Per Share ($9.48 x 0.995),
($19.34 x 0.99), & ($34.39 x 0.99), respectively *	$ 9.43	$ 19.15	$ 34.05

*The Balanced Fund will deduct a 0.50% redemption fee from redemption proceeds if purchased and redeemed within 30 days.
The Income and Stock Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

The Archer Funds
Statements of Operations
For the year ended August 31, 2013

Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $4,792, $0, and $418, respectively)	$ 321,213	$ 65,452	$ 82,863
Interest	207,831	188,866	216
Total Investment Income	529,044	254,318	83,079

Expenses:
Advisory Fees (a)	117,427	28,556	44,392
Transfer Agent	32,255	17,398	17,745
Administrative (a)	78,285	30,746	31,923
Registration	39,457	11,744	12,433
Legal	21,153	6,015	6,987
Audit	18,097	7,999	8,042
Custody	5,490	3,650	5,545
Trustee	2,340	1,000	1,000
Miscellaneous	3,043	2,323	1,507
Insurance	3,428	1,241	1,254
Printing and Mailing	2,512	1,082	977
Total Expenses	323,487	111,754	131,805
Fees Waived and Reimbursed by the Advisor (a)	(135,604)	(43,219)	(45,980)
Net Expenses	187,883	68,535	85,825

Net Investment Income (Loss)	341,161	185,783	(2,746)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	120,210	(56,125)	323,220
Capital Gain Distributions from Portfolio Company	6,145	707	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	677,245	(354,874)	568,608
Net Realized and Unrealized Gain (Loss) on Investments	803,600	(410,292)	891,828

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,144,761	$ (224,509)	$ 889,082

(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2013	8/31/2012
Increase in Net Assets From Operations:
Net Investment Income	$ 341,161	$ 404,779
Net Realized Gain on Investments and Call Options Written	120,210	33,518
Capital Gain Distributions from Portfolio Company	6,145	1,040
Net Change in Unrealized Appreciation on Investments	677,245	535,775
Net Increase in Net Assets Resulting from Operations	1,144,761	975,112

Distributions to Shareholders:
Net Investment Income	(416,235)	(349,094)
Total Distributions	(416,235)	(349,094)

Capital Share Transactions:
Proceeds from Sale of Shares	2,499,709	3,220,546
Shares Issued on Reinvestment of Dividends	411,019	345,950
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(2,681,269)	(2,708,542)
Net Increase from Capital Share Transactions	229,459	857,954

Net Assets:
Net Increase in Net Assets	957,985	1,483,972
Beginning of Year	15,432,781	13,948,809
End of Year (Including Accumulated Undistributed Net
Investment Income of $129,881 and $204,955, respectively)	$ 16,390,766	$ 15,432,781

Share Transactions:
Shares Sold	268,513	368,469
Shares Issued on Reinvestment of Dividends	46,920	40,700
Shares Redeemed	(292,832)	(309,141)
Net Increase in Shares	22,601	100,028
Outstanding at Beginning of Year	1,706,979	1,606,951
Outstanding at End of Year	1,729,580	1,706,979

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Statement of Changes in Net Assets

	Years Ended
	8/31/2013	8/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 185,783	$ 186,018
Net Realized Loss on Investments	(56,125)	(105,117)
Capital Gain Distributions from Portfolio Company	707	1,157
Net Change in Unrealized Appreciation (Depreciation) on Investments	(354,874)	151,382
Net Increase (Decrease) in Net Assets Resulting from Operations	(224,509)	233,440

Distributions to Shareholders:
Net Investment Income	(169,842)	(235,954)
Realized Gains	-	(4,922)
Total Distributions	(169,842)	(240,876)

Capital Share Transactions:
Proceeds from Sale of Shares	2,427,956	2,505,483
Shares Issued on Reinvestment of Dividends	164,062	228,132
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(624,329)	(564,488)
Net Increase from Capital Share Transactions	1,967,689	2,169,127

Net Assets:
Net Increase in Net Assets	1,573,338	2,161,691
Beginning of Year	4,781,048	2,619,357
End of Year (Including Accumulated Undistributed Net
Investment Income of $31,471 and $15,530, respectively)	$ 6,354,386	$ 4,781,048

Share Transactions:
Shares Sold	118,739	122,186
Shares Issued on Reinvestment of Dividends	8,102	11,431
Shares Redeemed	(30,506)	(27,452)
Net Increase in Shares	96,335	106,165
Outstanding at Beginning of Year	232,263	126,098
Outstanding at End of Year	328,598	232,263

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Statement of Changes in Net Assets

	Years Ended
	8/31/2013	8/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (2,746)	$ (10,545)
Net Realized Gain (Loss) on Investments	323,220	(177,239)
Net Change in Unrealized Appreciation on Investments	568,608	472,388
Net Increase in Net Assets Resulting from Operations	889,082	284,604

Distributions to Shareholders:
Net Investment Income	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	1,835,805	2,000,078
Shares Issued on Reinvestment of Dividends	-	-
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(399,836)	(267,557)
Net Increase from Capital Share Transactions	1,435,969	1,732,521

Net Assets:
Net Increase in Net Assets	2,325,051	2,017,125
Beginning of Year	4,917,722	2,900,597
End of Year (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 7,242,773	$ 4,917,722

Share Transactions:
Shares Sold	56,677	71,061
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(12,918)	(9,406)
Net Increase in Shares	43,759	61,655
Outstanding at Beginning of Year	166,854	105,199
Outstanding at End of Year	210,613	166,854

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2013	8/31/2012	8/31/2011	8/31/2010	8/31/2009

Net Asset Value, at Beginning of Period	$ 9.04	$ 8.68	$ 8.24	$ 8.09	$ 9.68

Income (Loss) From Investment Operations:
Net Investment Income *	0.20	0.24	0.19	0.16	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.49	0.33	0.43	0.19	(1.48)
Total from Investment Operations	0.69	0.57	0.62	0.35	(1.31)

Distributions:
Net Investment Income	(0.25)	(0.21)	(0.18)	(0.20)	(0.28)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.25)	(0.21)	(0.18)	(0.20)	(0.28)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 9.48	$ 9.04	$ 8.68	$ 8.24	$ 8.09

Total Return ***	7.85%	6.76%	7.54%	4.23%	(13.28)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 16,391	$ 15,433	$ 13,949	$ 14,021	$ 10,490
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.07%	2.16%	2.00%	2.01%	2.93%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.83%	1.30%	1.06%	0.57%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.79%	2.10%	1.87%	2.29%
Portfolio Turnover	77.01%	76.14%	69.95%	77.73%	79.42%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended	(b)
	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 20.58	$ 20.77	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.66	1.03	0.73
Net Gain on Securities (Realized and Unrealized)	(1.29)	0.20	0.04
Total from Investment Operations	(0.63)	1.23	0.77

Distributions:
Net Investment Income	(0.61)	(1.39)	-
Realized Gains	-	(0.03)	-
Total from Distributions	(0.61)	(1.42)	-

Proceeds from Redemption Fees **	-	-	-

Net Asset Value, at End of Period	$ 19.34	$ 20.58	$ 20.77

Total Return ***	(3.15)%	6.26%	3.85%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,354	$ 4,781	$ 2,619
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.96%	2.57%	4.21%	†
Ratio of Net Investment Income to Average Net Assets	2.49%	3.67%	4.43%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	†
Ratio of Net Investment Income to Average Net Assets	3.25%	5.04%	7.44%	†
Portfolio Turnover	18.32%	24.29%	11.01%

(a) Not Annualized
(b) The Fund commenced investment operations on March 11, 2011.
† Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended	(b)
	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 29.47	$ 27.57	$ 30.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.01)	(0.07)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.93	1.97	(2.40)
Total from Investment Operations	4.92	1.90	(2.43)

Distributions:
Net Investment Income	-	-	-
Realized Gains	-	-	-
Total from Distributions	-	-	-

Proceeds from Redemption Fees **	-	-	-

Net Asset Value, at End of Period	$ 34.39	$ 29.47	$ 27.57

Total Return ***	16.69%	6.89%	(8.10)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,243	$ 4,918	$ 2,901
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.22%	2.78%	3.99%	†
Ratio of Net Investment Loss to Average Net Assets	(0.82)%	(1.59)%	(2.78)%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	†
Ratio of Net Investment Loss to Average Net Assets	(0.05)%	(0.26)%	(0.24)%	†
Portfolio Turnover	195.28%	399.91%	163.69%

(a) Not Annualized
(b) The Fund commenced investment operations on March 11, 2011.
† Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.   Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2010-2012 for the Balanced Fund and fiscal years 2011-2012 for the Income and Stock Funds, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Balanced Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within ninety calendar days of purchase. There were no redemption fees collected for the Funds for the year ended August 31, 2013.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Expenses – Expenses incurred by the Trust that do no relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities, including common stocks, American Depositary Receipts, real estate investment trusts, exchanged-traded funds, preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2013 in valuing the Balanced Fund’s investments carried at value:

BALANCED FUND

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 11,325,397	$ -	$ -	$ 11,325,397
Closed-End Funds	84,650	-	-	84,650
Corporate Bonds	1,412,773	-	-	1,412,773
Exchange Traded Funds	804,218	-	-	804,218
Senior Note	49,060	-	-	49,060
Structured Notes	449,621	97,250	-	546,871
Real Estate Investment Trusts	511,608	-	-	511,608
Preferred Securities	109,680	-	-	109,680
Municipal Bonds	1,050,316	218,024	-	1,268,340
Short-Term Investments:
Fidelity Institutional Money Market	266,127	-	-	266,127
	$ 16,063,450	$ 315,274	$ -	$ 16,378,724

The following table sets forth a summary of the changes in the fair value of the Balanced Fund’s level 3 investments for the year ended August 31, 2013:

Investments
Balance Beginning at August 31, 2012	$ 495,000
Accrued Accretion/(Amortization)	(1,792)
Change in Unrealized Appreciation/(Depreciation)	(4,416)
Realized Gain/(Loss)	11,208
Purchases/Sales	(500,000)
Transfers In/(Out) of Level 3	-
Balance End at August 31, 2013	$ -

The following table sets forth a summary of the changes in the fair value of the Balanced Fund’s level 2 investments for the year ended August 31, 2013:

Investments
Balance Beginning at August 31, 2012	$ -
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 2	315,274
Balance End at August 31, 2013	$ 315,274

The following is a summary of inputs used as of August 31, 2013 in valuing the Income Fund’s investments carried at value:

INCOME FUND

Investments in Securities	Level 1	Level 2	Level 3	Total
Closed-End Fund - Debt	$ 33,860	$ -	$ -	$ 33,860
Corporate Bonds	2,063,726	332,802	-	2,396,528
Exchange Traded Funds	812,625	-	-	812,625
Municipal Bonds	1,689,824	285,149	-	1,974,973
Preferred Securities	245,343	-	-	245,343
Real Estate Investment Trusts	294,933	-	-	294,933
Senior Note	98,120	-	-	98,120
Structured Note	226,682	-	-	226,682
Short-Term Investments:
Fidelity Institutional Money Market	277,722	-	-	277,722
	$ 5,742,835	$ 617,951	$ -	$ 6,360,786

The Income Fund did not hold any derivative instruments at any time during the period ended August 31, 2013.

The following table sets forth a summary of the changes in the fair value of the Income Fund’s level 2 investments for the year ended August 31, 2013:

Investments
Balance Beginning at August 31, 2012	$ -
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 2	617,951
Balance End at August 31, 2013	$ 617,951

The following is a summary of inputs used as of August 31, 2013 in valuing the Stock Fund’s investments carried at value:

STOCK FUND

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 7,092,500	$ -	$ -	$ 7,092,500
Short-Term Investments:
Fidelity Institutional Money Market	124,263	-	-	124,263
	$ 7,216,763	$ -	$ -	$ 7,216,763

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Stock Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Stock Fund did not hold any derivative instruments at any time during the period ended August 31, 2013.

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2013, there were no options outstanding in either the Balanced or Income Funds. The Balanced and Income Funds did not have any options transactions during the year ended August 31, 2013.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes

Balanced Fund

    $ 546,871

Income Fund

    $ 226,682

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2013, the Advisor earned fees of $117,427 for the Balanced Fund, $28,556 for the Income Fund, and $44,392 for the Stock Fund, before the waivers and reimbursements described below.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2013, the Advisor earned administrative fees of $78,285 for the Balanced Fund, $30,746 for the Income Fund, and $31,923 for the Stock Fund.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2013, the Advisor waived fees and/or reimbursed expenses of $135,604.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2016 totaled $395,170.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2013 were as follows:

Subject to Repayment
Amount	by August 31,
$120,162	2014
$139,404	2015
$135,604	2016

The Advisor owed the Balanced Fund $10,825 at August 31, 2013 for reimbursement of expenses.

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.20% of the Income Fund’s average daily net assets. For the year ended August 31, 2013, the Advisor waived fees and/or reimbursed expenses of $43,219.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2016 totaled $120,427.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2013 were as follows:

Subject to Repayment
Amount	by August 31,
$ 26,451	2014
$ 50,757	2015
$ 43,219	2016

The Advisor owed the Income Fund $3,158 at August 31, 2013 for reimbursement of expenses.

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the year ended August 31, 2013, the Advisor waived fees and/or reimbursed expenses of $45,980.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2016 totaled $129,948.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2013 were as follows:

Subject to Repayment
Amount	by August 31,
$ 29,562	2014
$ 54,406	2015
$ 45,980	2016

The Advisor owed the Stock Fund $570 at August 31, 2013 for reimbursement of expenses.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2013 for the Balanced, Income, and Stock Funds.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $12,369,571 and $11,774,236, respectively.

Archer Income Fund

For the year ended August 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,960,900 and $996,495, respectively.

Archer Stock Fund

For the year ended August 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $12,689,592 and $11,270,715, respectively.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2013, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 63.70% of the voting securities of the Balanced Fund, approximately 80.00% of the voting securities of the Income Fund, and approximately 82.34% of the voting securities of the Stock Fund and may be deemed to control each of the respective Funds.

NOTE 8. TAX MATTERS

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at August 31, 2013, the following represents the tax basis capital gains and losses:

	Balanced	Income	Stock
	Fund	Fund	Fund

Undistributed ordinary income	$ 129,881	$ 31,481	$ 38,982

Post-October capital loss deferrals
Realized between 11/1/2012 and 8/31/2013*	$ -0-	$ 75,783	$ 12,780

Capital Loss Carryforwards (a)
Expiring 08/30/2017	$ (516,669)	$ -0-	$ -0-
08/30/2018	$ (1,046,650)	$ -0-	$ -0-
No Expiration – Short-Term	$ -0-	$ 88,886	$ -0-
	$ (1,563,319)	$ 88,886	$ -0-

As of August 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities	$ 1,713,822	$ 47,891	$ 962,773
Gross unrealized depreciation on investment securities	$ (502,725)	$ (238,622)	$ (162,749)
Net unrealized appreciation on investment securities	$ 1,211,097	$ (190,731)	$ 800,024

Cost of investment securities (including short-term
Investments)**	$ 15,167,627	$ 6,551,517	$ 6,416,739

* These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Stock Fund did not pay any distributions for the years ended August 31, 2013 and 2012.

The Balanced and Income Funds paid the following distributions for the years ended August 31, 2013 and 2012:

Balanced Fund
Years Ended	$ Amount	Tax Character
8/31/2013	$ 416,235	Ordinary Income
8/31/2012	$ 349,094	Ordinary Income

Income Fund
Years Ended	$ Amount	Tax Character
8/31/2013	$ 169,842	Ordinary Income
8/31/2012	$ 235,954	Ordinary Income
8/31/2012	$ 4,433	Short-Term Capital Gain
8/31/2012	$ 489	Long-Term Capital Gain

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, (the "Funds"), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2013 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for the Archer Balanced Fund, and for each of the two years in the period then ended and the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Archer Balanced Fund, the financial highlights for the two year period ended August 31, 2010 were audited by other auditors whose reports dated October 29, 2010 and October 30, 2009 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, each a series the Archer Investment Series Trust, as of August 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended for the Archer Balanced Fund, and for each of the two years in the period then ended and the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 22, 2013

The Archer Funds
Expense Illustrations
August 31, 2013 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2013 through August 31, 2013).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,031.56	$6.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Balanced Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$955.92	$5.92
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Income Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2013	August 31, 2013	March 1, 2013 to August 31, 2013

Actual	$1,000.00	$1,091.75	$7.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Stock Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2013 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (66) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (58) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (46) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (56) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (50) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (33) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance, Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

THE ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2013 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Management Agreement Renewal

In connection with an in-person Board meeting held on June 25, 2013 (the "Meeting"), the Board, including a majority of the Trustees who are not interested persons of the Trust nor parties to the investment advisory agreement nor interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the renewal of the investment advisory management agreement (the "Management Services Agreement") between the Trust and the Adviser, on behalf of the Archer Investment Series Trust and its separate series, the Archer Balanced Fund, the Archer Stock Fund and the Archer Income Fund.  In considering the renewal of the Management Services Agreement, the Board interviewed the Adviser and received materials specifically relating to the Management Services Agreement.  These materials included: (a) performance and expense data for a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund's shares; and (c) the resources available with respect to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including (a) the Adviser’s ADV; (b) information on the overall organization of the Adviser; (c) investment management staffing; (d) the Advisor’s marketing effects toward the Funds’ growth and (d) the overall financial condition of the Adviser and, in particular, the Adviser’s financial condition as it relates to the Management of the Fund.

In their consideration of renewing the Management Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Management Services Agreement include the following:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy and strategy.  In addition, the Trustees reviewed the Adviser's Form ADV which described the operations and policies of the Adviser.  The Trustees also reviewed a description of the organizational structure of the Adviser, noting that while the Adviser is owned 100% by Troy C. Patton, the Advisor has two (2) additional portfolio managers and thirty-two (32) investment advisor representatives with a goal of adding an additional eighteen (18) by calendar year end.  The Trustees concluded that the Adviser is adequately staffed relative to its responsibilities and obligations to the Funds.  They also observed that the Adviser's operational and compliance processes are well designed and give the Trustees confidence that the Funds will be managed in conformity with their investment objective and restrictions. The Trustees also considered the administrative services that the Adviser and its employees have provided and would continue to provide to the Funds.  The Trustees also evaluated the investment management experience of the Adviser and the fact that the Advisor is also Advisor of the Archer Balanced Fund, the Archer Stock Fund and the Archer Income Fund.  In particular, the Adviser described to the Trustees its experience actively managing separate accounts for over eight (8) years.  The Trustees concluded that the Adviser continues to provide high quality advisory services to the Funds, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Performance.  As to the Funds’ performance, the Trustees reviewed performance information relative to each the Archer Fund’s benchmark, and its peer group within its Morningstar category and their comparative index.  The returns of the Archer Balance Fund compared to its Morningstar category, slightly out-performed its peers during the first half of 2013.  Further, the Archer Balanced Fund continues to have a 1-Star rating with Morningstar and a 3-Star rating by Standard & Poors.  The Advisor also noted that the Archer Balance Fund under-performed the Dow Jones U.S. Moderate Relative Risk Index.  Further, the Archer Balanced Fund was in the 50% in its Morningstar category during the half of 2013.

In evaluating the performances of the Archer Income Fund and the Archer Stock Fund, the Trustees noted that these Funds have only been in existence since March 2011 and are not yet rated by Morningstar. With respect to the Archer Income Fund the Advisor noted that the Fund under-performed its comparative Morningstar category performance figures, yet out-performed its comparative indexes the Barclay’s Capital US Aggregate Bod Index and the Barclay’s Intermediate Credit Index. Further, the Archer Income Fund was in the 55% in its Morningstar category during the half of 2013.

 With respect to the Archer Stock Fund the Advisor noted that the Fund under-performed its comparative Morningstar category performance figures and its comparative index the S&P 500 Index.  Further, the Archer Stock Fund was in the 75% in its category during the half of 2013.

While the Trustees noted concerns over each of the Archer Funds in their respective category performances, they recognized that some portion of any Funds’ category performance could be attributed to the fees and expenses paid by a Fund when compared to the Index.  Overall, the Trustees concluded that performance was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Economies of Scale.  The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds,.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable.

Profitability.  As to costs incurred by and profits realized by the Adviser, the Board reviewed information regarding the Adviser's management fee income for the period ended December 31, 2012, as noted by the Adviser.  The Trustees noted that the Adviser managing all three (3) of the Archer Funds, is currently earning a modest monthly fee for its provision of management services, administrator services and compliance services notwithstanding the Advisor’s expense limitation and reimbursement obligation.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 24,500

FY 2012

$ 25,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 1,600

FY 2012

$ 4,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 1,600

FY 2012

$ 4,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By: /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 6, 2013

* Print the name and title of each signing officer under his or her signature.